NOTE 8: STOCKHOLDERS' EQUITY	9 Months Ended
Sep. 30, 2012
NOTE 8: STOCKHOLDERS' EQUITY:
NOTE 8: STOCKHOLDERS' EQUITY

NOTE 8: STOCKHOLDERS’ EQUITY

The Company has issued promissory notes in the total amount of $225,727  to a number of shareholders in exchange for retiring a total of 1,038,100 shares of common stock.  These shares had not been returned by September 30, 2012 and were still outstanding.

On April 30, 2012, the Company issued 40,000 shares of common stock valued at $100,000 for corporate advisory and investment banking services in connection with a new funding.  On October 12, 2012, these shares were redeemed by the Company pursuant to the terms of the funding agreement.

On August 10, 2012, the Company issued 30,000 shares of common stock valued at $75,000 for corporate advisory and investment banking services in connection with an additional funding.